EXHIBIT 99.2
Consent of Independent Valuation Expert

Griffin-American Healthcare REIT III, Inc.

We hereby consent to the reference to our name and description of our role in the valuation process of certain real estate assets of Griffin-American Healthcare REIT III, Inc. (the “Company”) included in the Current Report on Form 8-K filed on March 19, 2021 and incorporated by reference in the Company’s Registration Statement on Form S-3 (Registration No. 333-229427). In giving this consent, we do not admit that we are within the category of persons whose consent is required by Section 7 of the Securities Act of 1933, as amended.

Robert A. Stanger & Co., Inc.
Shrewsbury, New Jersey
March 19, 2021